Summary Prospectus Supplement dated May 2, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y and Institutional class shares of the Fund listed below:
Invesco Global Real Estate Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in each prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Joe Rodriguez, Jr.	Portfolio Manager (lead)	2005
Mark Blackburn	Portfolio Manager	2005
James Cowen	Portfolio Manager	2008
Paul Curbo	Portfolio Manager	2007
Darin Turner	Portfolio Manager	2010
Ping-Ying Wang	Portfolio Manager	2006	”
GRE-SUM SUP-1 050211